[INVESCO ICON] INVESCO(R)                       INVESCO MONEY MARKET FUNDS, INC.

                                                      INVESCO Cash Reserves Fund
                                                     INVESCO Tax-Free Money Fund
                                              INVESCO U.S. Government Money Fund

                                                                 JANUARY 8, 2002

================================================================================

Dear INVESCO Money Market Funds Shareholder:

We are pleased to enclose the Proxy Statement for the February 19, 2002 Special Shareholders' Meeting (the "Meeting") of INVESCO Money Market Funds, Inc. (the "Company"). Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Company and to you as a shareholder. Your vote is important.

We are requesting action on the following two proposals:

1. To approve a new sub-advisory agreement between INVESCO Funds Group, Inc. ("INVESCO") and A I M Capital Management, Inc. ("AIM"), with respect to INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund; and

2.   To elect directors of INVESCO Money Market Funds, Inc.

INVESCO believes that the interests of shareholders would be better served if INVESCO were to leverage the existing strengths of AIM in managing money market funds because AIM possesses significant money market research and trading capabilities as more fully described in the Proxy Statement enclosed herewith.

We appreciate your thoughtful consideration of these issues and ask that you vote promptly. If we do not receive sufficient votes to approve these proposals, it may necessitate the additional expense of a further mailing or a telephone canvass. Thank you.


                             Sincerely,





                             /s/ Mark H. Williamson
                             --------------------------------
                             Mark H. Williamson
                             President
                             INVESCO Money Market Funds, Inc.

                                                INVESCO MONEY MARKET FUNDS, INC.
                                                      INVESCO Cash Reserves Fund
                                                     INVESCO Tax-Free Money Fund
                                              INVESCO U.S. Government Money Fund
                                                        4350 South Monaco Street
                                                          Denver, Colorado 80237

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 19, 2002
================================================================================

To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Money Market Funds, Inc. (the "Company") will be held at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237, on February 19, 2002, at 1:00 p.m. Mountain Standard Time, for the following purposes:

1. To approve a new sub-advisory agreement between INVESCO Funds Group, Inc. and A I M Capital Management, Inc., with respect to INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (each a "Fund" and collectively, the "Funds");

2.   To elect directors of INVESCO Money Market Funds, Inc.; and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

None of these proposals is expected to result in any material change in the way the Funds are managed, in the advisory fees the Funds now pay, or in the services you receive as a shareholder.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any of the Funds at the close of business on December 21, 2001. You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE BY TELEPHONE, FAX, OR THE INTERNET PER THE INSTRUCTIONS ON THE FOLLOWING PAGE. The enclosed proxy is being solicited on behalf of the directors of the Company.

A complete list of shareholders of each of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of any Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237. A copy of this list also will be available at the Meeting.

                                            By Order of the Board of Directors,

                                            /s/ Glen A. Payne
                                            -----------------
                                            Glen A.  Payne
                                            Secretary

Denver, Colorado

Dated: January 8, 2002

                                                INVESCO MONEY MARKET FUNDS, INC.
                                                      INVESCO Cash Reserves Fund
                                                     INVESCO Tax-Free Money Fund
                                              INVESCO U.S. Government Money Fund
                                                        4350 South Monaco Street
                                                          Denver, Colorado 80237


                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2002

                               VOTING INFORMATION

The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Money Market Funds, Inc. (the "Company") on behalf of INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (each a "Fund" and collectively the "Funds"). The Meeting will be held on February 19, 2002, at 1:00 p.m. Mountain Standard Time, at the principal executive offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237. The enclosed proxy will be used for the purposes described in the preceding notice (the "Proposals") and may also be used at any adjournment of the Meeting, if required. AN ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE FUNDS FOR THE FISCAL YEAR ENDED MAY 31, 2001, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1- 800-525-8085 OR WRITING THE FUND AT P.O. BOX 173706, DENVER, CO 80217-3706. The approximate mailing date of proxies and this Proxy Statement is January 8, 2002.

The primary purpose of the Meeting is to allow shareholders to consider a sub-advisory agreement (the "Proposed Sub-Advisory Agreement") for the Funds. If approved, the Proposal provides that the Funds' current investment adviser, INVESCO Funds Group, Inc. ("INVESCO"), located at 4350 South Monaco Street, Denver, CO 80237, will enter into the Proposed Sub-Advisory Agreement with A I M Capital Management, Inc. (hereinafter or the "Sub-Adviser"), under which the Sub-Adviser will provide day-to-day investment management services ("sub-advisory services") to the Funds under the supervision of INVESCO. The Proposal is explained in more detail below. IF APPROVED, THE PROPOSED SUB-ADVISORY AGREEMENT WILL NOT RESULT IN ANY INCREASED INVESTMENT ADVISORY FEES FOR THE FUNDS OR THEIR SHAREHOLDERS. Shareholders will also elect the Directors of the Company at the Meeting,.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, your shares will be voted according to the instructions you have marked on the proxy. If you sign the proxy but give no instructions, your shares will be voted FOR the Proposals. A majority of the shares of each of the Funds entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. The affirmative vote of either two-thirds of the shares represented in person or by proxy, provided a quorum is present, or a majority of each Fund's outstanding shares is required to approve Proposal 1 with respect to that Fund. The affirmative vote of a plurality (i.e., the largest number of shares voted at the meeting for each director nominee or for the board of directors as a whole) of the shares represented at the Meeting and entitled to vote is required to approve Proposal 2.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary proxy, or if the broker or other fiduciary votes the shares pursuant to applicable stock exchange rules granting the broker or fiduciary the discretion to vote the beneficial owner's shares on one or more of the issues before the Meeting. Where the broker or fiduciary does not have the discretion to vote the shares on one or more issues before the Meeting, and does not receive a proxy from the beneficial owner, the shares will not be voted on such issues, and will not count for or against such issues.

You may vote your shares in writing, by executing the enclosed proxy card, or by telephone or via the Internet. The giving of such proxy will not affect your right to vote in person should you decide to attend the Meeting

To vote via the Internet or by telephone, please access the web site or call the toll-free number listed on our proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card.

If you sign and return the enclosed proxy, that will not affect your right to attend the Meeting and vote in person, and you also have the power to revoke it (by written notice to INVESCO Money Market Funds, Inc. at Post Office Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

Shareholders of record of the Funds at the close of business on December 21, 2001 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting.

The Cash Reserves Fund currently has four classes of shares, Investor Class shares, Class A shares, Class B shares, and Class C shares. The Tax-Free Money Fund and the U.S. Government Money Fund each have one class of shares designated Investor Class. Each class of shares has identical voting rights. The following table shows the number of shares of each Class of each Fund outstanding on the Record Date.

--------------------------------------------------------------------------------
Fund - Class of Shares                         Shares Outstanding on Record Date
--------------------------------------------------------------------------------
Cash Reserves Fund - Investor Class                             886,918,968.9590
--------------------------------------------------------------------------------
Cash Reserves Fund - Class A                                        402,872.6300
--------------------------------------------------------------------------------
Cash Reserves Fund - Class B                                        315,744.1900
--------------------------------------------------------------------------------
Cash Reserves Fund - Class C                                     29,514,087.3800
--------------------------------------------------------------------------------
Tax-Free Money Fund - Investor Class                             36,464,627.3040
--------------------------------------------------------------------------------
U.S. Government Money Fund - Investor Class                     131,385,362.1350
--------------------------------------------------------------------------------

On the Record Date, the directors and officers of the Company, as a group, beneficially owned less than one percent of the outstanding shares of each of the Funds, except as set forth in the following table.

--------------------------------------------------------------------------------
                           Invesco Tax-free Money Fund
--------------------------------------------------------------------------------
        Name of Beneficial Owner                    Amount of         Percent of
                                                   Beneficial       Common Stock
                                                    Ownership
--------------------------------------------------------------------------------
Ronald L. Grooms                                 $1,248,061.63           3.31%
Treasurer - INVESCO Tax-Free Money Fund
Senior Vice President - INVESCO Funds Group, Inc.
--------------------------------------------------------------------------------

The following table sets forth, as of the Record Date, the beneficial ownership of each of the Funds' issued and outstanding common stock by each 5% or greater shareholder.

--------------------------------------------------------------------------------
                   INVESCO Cash Reserves Fund - Investor Class
--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
Security Trust CO Cust           $87,596,064.59                  9.88%
Zena Omni Accounts
2390 E. Camelback Rd.,
Ste. 240
Phoeniz, AZ  85016-3474
--------------------------------------------------------------------------------
                   INVESCO Cash Reserves Fund - Class A
--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
AMVESCAP National TC                $302,960.13                 75.20%
Cust IRA
Thomas R. Samuelson
4875 DTC Blvd., Ste. 1-102
Denver, CO  80237-3309
--------------------------------------------------------------------------------
AMVESCAP National TC                 $54,648.98                 13.56%
Cust. IRA
Marilyn C Samuelson
240 College Walk Ln.
Brevard, NC  28712-3160
--------------------------------------------------------------------------------
                   INVESCO Cash Reserves Fund - Class B
--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
First Clearing                       $19,736.02                  6.25%
Corporation
A/C 6515-6051
Sally A. Reis Tr
FBO Moon Mfg Co Inc Profit
2699 Plaza Hermosa
Lake Havasu City, AZ
86406-7740
--------------------------------------------------------------------------------
National Investor                    $38,113.53                 12.07%
Services FBO
383-00807-13
55 Water Street, 32nd Floor
New York, NY  10041-0028
--------------------------------------------------------------------------------
National Investor                   $193,553.95                61.30%
Services FBO
822-13195-21
55 Water Street, 32nd Floor
New York, NY  10041-0028
--------------------------------------------------------------------------------
Dean Witter Reynolds Cust            $37,896.21                12.00%
FBO Maria T. Debastos
IRA 3/23/01
45 West Ohio Ave.
Dunes, NJ  08008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      INVESCO Cash Reserves Fund - Class C
--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette         $1,642,739.38                 5.57%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ
07303-2052
--------------------------------------------------------------------------------
Bear Stearns Securities          $11,044,089.55                37.42%
Corp
FBO 165-30945-14
1 Metrotech Center North
Brooklyn, NY  11201-3870
--------------------------------------------------------------------------------
                           INVESCO Tax-Free Money Fund
--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
Glendale Enterprises Inc.         $1,823,795.32                 5.00%
Fund Investment Research
Mountain View Dr., Ste. 230
Boise, ID  83706
--------------------------------------------------------------------------------
McDonald Investments Inc          $3,000,000.00                 8.23%
FBO 88567401
4900 Tiedeman Road
Brooklyn, OH  44144-2338
--------------------------------------------------------------------------------
                    INVESCO U.S. Government Money Fund

--------------------------------------------------------------------------------
Name and Address of          Amount of Beneficial   Percent of Common Stock
Beneficial Owner                 Ownership
--------------------------------------------------------------------------------
Security Trust Co. Cust.         $42,768,985.12                32.55%
Nominee at Plan #6
BIN #s1222
2390 E. Camelback Rd., Ste. 240
Phoenix, AZ  85016-3474
--------------------------------------------------------------------------------

In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund, by officers and employees of INVESCO and by officers and employees of INVESCO Distributors, Inc. ("IDI"), a broker-dealer subsidiary of INVESCO which serves as distributor of the Funds. These proxies may be solicited personally or by telephone, without special compensation.

ALAMO Direct Mail Services, Inc. ("Alamo Direct") has been retained to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders who have not yet voted may receive telephone calls from representatives of Alamo Direct requesting that they authorize Alamo Direct, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

THE COSTS OF PRINTING AND MAILING PROXY MATERIALS AND THE COSTS AND EXPENSES OF HOLDING THE MEETING AND SOLICITING PROXIES, INCLUDING ANY AMOUNT PAID TO ALAMO DIRECT, WILL BE SHARED EQUALLY BY THE COMPANY AND INVESCO. The estimated maximum expenses to be paid to Alamo Direct in connection with this proxy solicitation are approximately $110,000.

The Directors may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting or to obtain the required shareholder vote to approve the Proposed Sub-Advisory Agreement and/or to elect the Directors. An adjournment would require the YES vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof), in person or by proxy, and entitled to vote. If an adjournment is proposed in order to obtain the required shareholder vote on a particular Proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the Proposal, and will vote against adjournment those shares required to be voted against the Proposal. A shareholder vote may be taken on one or more of the Proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL 1:  APPROVAL OF THE PROPOSED SUB-ADVISORY  AGREEMENT BETWEEN INVESCO
             FUNDS GROUP, INC. AND A I M  CAPITAL MANAGEMENT, INC.

BACKGROUND

INVESCO serves as investment adviser to the Funds pursuant to an advisory agreement which was approved by shareholders on January 31, 1997 (the "Current Advisory Agreement"). The Current Advisory Agreement allows INVESCO to retain other companies to provide investment sub-advisory services to the Funds.
INVESCO has been responsible for the day-to-day investment operations of the Funds since April 30, 1991. INVESCO and the Directors have agreed that it is in the best interests of the Funds' shareholders to retain A I M Capital Management, Inc. (the "Sub-Adviser") to provide sub-advisory services to the Funds.

INFORMATION CONCERNING INVESCO AND A I M

INVESCO, a Delaware corporation incorporated in 1932, serves as investment adviser to 47 open-end investment company portfolios, including the Funds. These funds had aggregate assets of approximately $29 billion as of November 30, 2001. In addition, INVESCO provides investment management services to private clients.

The Sub-Adviser is a wholly-owned subsidiary of A I M Advisors, Inc., a company that has been engaged in the financial services business since 1976. A I M Advisors, Inc. and its subsidiaries (collectively "AIM"), advise or manage approximately 120 investment portfolios encompassing a broad range of investment objectives.

AIM has managed money market funds similar to the INVESCO Money Market Funds since 1980. It currently manages 9 money market funds with investment objectives similar to the Funds. As of November 30, 2001, AIM managed approximately $68.4 billion total net assets in these funds. The Sub-Adviser will use the same portfolio managers and analysts for managing the Funds that are involved in managing AIM's other money market funds. AIM also serves as the sub-adviser for the INVESCO Tax-Free Bond Fund.

The following table describes money market funds managed by AIM that have investment objectives similar to the Funds.

_________________________________________________________________________________________________________________________________
                                     TOTAL NET ASSETS                                             FEE WAIVERS, REDUCTIONS OR
NAME OF FUND OR PORTFOLIO              (11/30/2001)      INVESTMENT ADVISORY FEE                  REIMBURSEMENTS
_________________________________________________________________________________________________________________________________
AIM INVESTMENT SECURITIES FUNDS                          ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________
AIM Money Market Fund                $1,712,075,340      First $1 Billion                 0.55%   N/A
(Retail)                                                 Over $1 Billion                  0.50%
_________________________________________________________________________________________________________________________________
AIM TAX-EXEMPT FUNDS                                     ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________
AIM Tax-Exempt Cash Fund                $58,874,714      All Assets                       0.35%   N/A
(Retail)
_________________________________________________________________________________________________________________________________
AIM VARIABLE INSURANCE FUNDS                             ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________
AIM V.I. Money Market Fund             $130,456,816      First $250 Million               0.40%
(Retail)                                                 Over $250 Million                0.35%   N/A
_________________________________________________________________________________________________________________________________
SHORT-TERM INVESTMENTS CO.                               ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                     TOTAL NET ASSETS                                             FEE WAIVERS, REDUCTIONS OR
NAME OF FUND OR PORTFOLIO              (11/30/2001)      INVESTMENT ADVISORY FEE                  REIMBURSEMENTS
_________________________________________________________________________________________________________________________________

Liquid Assets Portfolio             $42,125,016,658      All Assets                       0.15%   Waive 0.095% of advisory
(Institutional)                                                                                   fee; effective 07/01/01 waive
                                                                                                  0.085% of advisory fee;
                                                                                                  effective 08/01/01 waive
                                                                                                  0.075% of advisory fee
_________________________________________________________________________________________________________________________________
Prime Portfolio                     $11,537,089,847      First $100 Million               0.20%   None
(Institutional)                                          Over $100 to $200 Million        0.15%
                                                         Over $200 to $300 Million        0.10%
                                                         Over $300M to $1.5 Billion       0.06%
                                                         Over $1.5 Billion                0.05%
_________________________________________________________________________________________________________________________________
Cash Assets Portfolio                No assets. Has      All Assets                       0.20%   None
(Institutional)                    not yet commenced
                                       operations.
_________________________________________________________________________________________________________________________________
SHORT-TERM INVESTMENTS TRUST                             ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________
Government & Agency Portfolio        $2,412,693,550      Total Net Assets                 0.10%   Voluntary Expense Limitation:
(Institutional)                                                                                   0.08%; increased to 0.09%
                                                                                                  effective 05/15/01; increase
                                                                                                  to 0.11% effective 07/01/01;
                                                                                                  increase to 0.12% effective
                                                                                                  08/01/01.
_________________________________________________________________________________________________________________________________
Government Tax Advantage Portfolio     $573,270,224      First $250 Million               0.20%   Voluntary Expense Limitation:
(Institutional)                                          Over $250 to $500 Million        0.15%   0.11%; increase to 0.12%
                                                         Over $500 Million                0.10%   effective 07/01/01; increase
                                                                                                  to 0.13% effective 08/01/01.
_________________________________________________________________________________________________________________________________
Treasury Portfolio                   $8,202,977,384      First $300 Million               0.15%   N/A
(Institutional)                                          Over $300M to 1.5 Billion        0.06%
                                                         Over $1.5 Billion                0.05%
_________________________________________________________________________________________________________________________________
TAX-FREE INVESTMENTS CO.                                 ASSETS                     ANNUAL RATE
_________________________________________________________________________________________________________________________________
Cash Reserve Portfolio               $1,732,930,441      First $500 Million               0.25%   Voluntary Expense Limitation:
(Institutional)                                          Over $500 Million                0.20%   0.20%; increase to 0.21%
                                                                                                  effective 07/01/01;
                                                                                                  increase to 0.22% effective
                                                                                                  08/01/01
_________________________________________________________________________________________________________________________________

Both INVESCO and AIM are indirect subsidiaries of AMVESCAP PLC ("AMVESCAP"), an international investment management company that, as of September 30, 2001, managed approximately $361.30 billion in assets (including assets managed by INVESCO and AIM). AMVESCAP is based in London with money managers located in Europe, North America, South America and Asia. AMVESCAP is a publicly traded holding company organized under the laws of England. Its shares are traded on the London, New York, Paris, Toronto and Frankfurt Stock Exchanges under the symbol AVZ.

The general basis for INVESCO's recommendation of the engagement of the Sub-Advisor is the large scale of the Sub-Advisor's existing money market fund management team and business, as compared to INVESCO's. Specifically, the Sub-Advisor's management team consists of 24 investment professionals. INVESCO's team consists of three investment professionals. The Sub-Advisor's portfolio mangers have an average of 10.2 years experience, and the analyst team has an average of 12.4 years experience. This team manages money fund assets approximately 32 times the size of the assets managed by the INVESCO team. INVESCO believes that it is possible, but not guaranteed, that the larger management team of the Sub-Advisor will be able to bring increased expertise to bear in the management of the Funds and thereby uncover additional desirable investment opportunities. In addition, the substantially larger asset base of the Sub-Advisor may permit the Funds to participate in the distribution of desirable issues in which that they might not otherwise participate because of the Funds' small size relative to the overall market for money market securities. INVESCO believes, but obviously cannot guarantee, that approval of Proposal 1 by shareholders will ultimately enhance the Funds' ability to obtain their investment objectives with no additional costs to be borne by the Funds or their shareholders.

EVALUATION OF THE BOARD OF DIRECTORS

At a regular meeting of the Independent Directors and of the Board held on October 30, 2001, at which all of the Independent Directors were in attendance, the Directors evaluated the Proposed Sub-Advisory Agreement with the Sub-Adviser. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Sub-Advisory Agreement. Prior to and during the meeting, the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Proposed Sub-Advisory Agreement is in the best interests of the Funds and their shareholders. At the meeting, the Independent Directors reviewed materials furnished by INVESCO and met with representatives of INVESCO and the Sub-Adviser. With respect to the qualifications of the Sub-Adviser, the directors noted the following:

o AIM advises over $68.4 billion (as of November 30, 2001) in assets in the money market funds which it manages as compared to $2.09 billion managed by INVESCO. The board concluded that the substantially larger asset base of AIM might permit the Funds to participate in the distribution of desirable issues in which that they might not otherwise participate because of the Funds' small size relative to the overall market for money market securities;

o The Sub-Adviser employs a strictly defined investment discipline designed to reduce volatility and help meet income needs over time. The board considered the performance of funds managed by AIM similar to the Funds, including rankings and ratings of independent analysts, and concluded that the performance of the Funds could potentially be improved by adopting INVESCO's recommendation to engage the Sub-Advisor; and

o AIM has a large research group that will be available to the Sub-Adviser, including 24 investment professionals, which thoroughly analyzes money market securities that may help reveal investment potential overlooked by other analysts. The INVESCO research group consists of three investment professionals. Through in-person presentation and written materials provided by representatives of the Sub-Advisor, the board considered the demonstrated management expertise of the AIM money fund management team, the money market management philosophy of that team, the specific credit review process utilized by AIM, with particular attention to the continuing diminution of high quality commercial paper supply, and the systems and resources currently utilized by AIM in the management of funds similar to the Funds. The board concluded that approval of Proposal 1 by shareholders could ultimately enhance the Funds' ability to obtain their investment objectives with no additional costs to be borne by the Funds or their shareholders

The Board also considered the overall nature, quality and extent of services currently provided by AIM to similar funds within The A I M Family of Funds(R), and the benefit to the Funds of the services expected to be provided by the Sub-Adviser to the Funds pursuant to the Proposed Sub-Advisory Agreement. THE BOARD DISCUSSED AND REVIEWED THE TERMS AND PROVISIONS OF THE PROPOSED SUB-ADVISORY AGREEMENT. THE BOARD SPECIFICALLY NOTED THAT THE FEES AND EXPENSES PAYABLE BY THE FUNDS, IF THE PROPOSED SUB-ADVISORY AGREEMENT IS APPROVED BY THE SHAREHOLDERS, ARE IDENTICAL TO THE FEES AND EXPENSES PRESENTLY IN EFFECT AND PAYABLE BY THE FUNDS UNDER THE CURRENT ADVISORY AGREEMENT. THE SUB-ADVISORY FEE IS PAID TO THE SUB-ADVISER BY INVESCO FROM THE ADVISORY FEE INVESCO RECEIVES
FROM EACH FUND. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT WILL NOT INCREASE THE INVESTMENT ADVISORY FEE PAID BY A FUND TO INVESCO. Finally, the Board noted that the Current Advisory Agreement would remain in effect without change.

The Board also considered the following factors important in recommending that the Sub-Adviser be engaged to perform the day-to-day investment responsibilities for the Funds pursuant to the Proposed Sub-Advisory Agreement. The following factors, including the fact that the Proposed Sub-Advisory Agreement was specifically approved by the Directors, including all of the Independent Directors, should also be considered by shareholders in determining whether to approve the Proposed Sub-Advisory Agreement:

o There will be no change in the investment objectives or policies of the Funds;

o AIM possess substantial money market fund expertise, evidenced by over 21 years of experience managing funds with investment objectives similar to the Funds, and the Sub-Adviser will use those same portfolio managers in managing the Funds;

o The Sub-Adviser will manage the Funds with an investment management style similar to the style currently employed by INVESCO;

o There will be no increase in the fees payable by the Funds to INVESCO as a result of the approval and implementation of the Proposed Sub-Advisory Agreement; and

o All fees payable to the Sub-Adviser for sub-advisory services will be paid by INVESCO from the advisory fee paid to INVESCO by the Funds, resulting in an identical cost to the Funds for advisory services, when stated as a percentage of each Fund's assets.

Based upon the Directors' review and the evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the
Directors  determined  that  the  Proposed   Sub-Advisory   Agreement  is  fair,
reasonable and in the best interests of the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED THE PROPOSED SUB-ADVISORY AGREEMENT AND VOTED TO RECOMMEND THAT ALL SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED SUB-ADVISORY AGREEMENT

If shareholders of the Funds approve the Proposed Sub-Advisory Agreement, it will become effective on February 20, 2002, or a later date as determined by the officers of the Company to be in the best interests of the Funds to effect an orderly transition of day-to-day management of the Funds to AIM. The Proposed Sub-Advisory Agreement will remain in effect for an initial term of two years, unless terminated earlier. If the Proposed Sub-Advisory Agreement is not terminated prior to the end of the initial term, it will continue automatically for successive periods not to exceed twelve months each, provided that each continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Funds. The following summary of the Proposed Sub-Advisory Agreement is provided to assist shareholders in considering the Proposal. The complete text of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A, and should be reviewed by shareholders in consideration of Proposal 1.

If the Proposed Sub-Advisory Agreement is approved, the Sub-Adviser will provide
the  investment  advisory  services  described  below,   subject  to  the  broad
supervision of INVESCO and the Board of Directors of the Company.

The Sub-Adviser will generally manage the investment operations of the Funds. Specifically, the Sub-Adviser will perform the following services:

o Manage the investment and reinvestment of all the assets of the Funds, and execute all purchases and sales of portfolio securities;

o Maintain a continuous investment program for each Fund consistent with each Fund's investment policies;

o Determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors or INVESCO, and execute transactions accordingly;

o Provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of AIM having an investment objective similar to that of the Funds;

o Determine what portion of each Fund should be invested in the various types of securities authorized for purchase by each Fund; and

o Make recommendations to INVESCO as to the manner in which voting rights, rights to consent to a Fund's action and any other rights pertaining to the Funds' portfolio securities will be exercised.

The Sub-Adviser is authorized to choose, in its best judgment, the brokers or dealers used to execute securities transactions for the Funds, consistent with prompt and reliable execution of those transactions at favorable prices. In selecting brokers or dealers to execute securities transactions for the Funds, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including the broker's or dealer's research and analytical capabilities, its reliability of performance, and its financial soundness and responsibility.

Research services furnished by selected brokers may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the sub-advisory services provided to the Funds.

The Sub-Adviser will pay for maintaining the staff and personnel necessary to perform its obligations under the Proposed Sub-Advisory Agreement. The Sub-Adviser will provide the office space, equipment and facilities necessary to perform its obligations under the Proposed Sub-Advisory Agreement. Otherwise, INVESCO and/or the Company will pay all costs and expenses in connection with the operations of the Funds.

INVESCO will pay to the Sub-Adviser an annual sub-advisory fee, computed at the annual rate of 40% of the investment advisory fee retained by INVESCO after each Fund's expenses have been paid by INVESCO under the terms of the Current Investment Advisory Agreement or the Funds' prospectus. Certain expenses of each Fund are absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. The fee that the Sub-Advisor will receive for its services to the Company will be net of the expenses paid by, or voluntarily absorbed by INVESCO, pursuant to these commitments. THE SUB-ADVISORY FEE IS PAID TO THE SUB-ADVISER BY INVESCO FROM THE ADVISORY FEE INVESCO RECEIVES FROM EACH FUND. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT WILL NOT INCREASE THE INVESTMENT ADVISORY FEE PAID BY A FUND TO INVESCO.

The Sub-Adviser will not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

The sub-advisory services provided by the Sub-Adviser to the Funds will not be exclusive. If the Proposed Sub-Advisory Agreement is approved, the Sub-Adviser will continue to render services to other clients.

If the Proposed Sub-Advisory Agreement is approved, it may be subsequently terminated at any time, without the payment of any penalty, by INVESCO; by a Fund upon the vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of a Fund; or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser will require sixty days' written notice to the other party and to the Company. A termination by the Company will require written notice to INVESCO and the Sub-Adviser. The terms of the Proposed Sub-Advisory Agreement provide that it will automatically terminate in the event of its assignment.

The Sub-Adviser uses a team approach to investment management. The individuals who will be primarily responsible for the day-to-day management of the Funds are Karen Dunn Kelley, Lyman Missimer, Lauri Brignac, Eric Lane, Marques Mercier, Michael Marek, Colleen Ziegler, Esther Munoz, Marcel Theriot, and Dineen Hughes.

THE CURRENT ADVISORY AGREEMENT

The Current Advisory Agreement, dated February 28, 1997, was approved by a majority of the shareholders of each Fund at a special meeting held on January 31, 1997 for that purpose. The continuation of the Current Advisory Agreement through May 15, 2002 was last approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on May 8, 2001.

The Current Advisory Agreement provides that INVESCO will (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Funds that is consistent with each Fund's investment objectives and policies as set forth in the registration statement of the Company and the prospectus and statement of additional information for the Funds currently in effect under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, (the "1933 Act") as amended. INVESCO may delegate these duties to the Sub-Adviser, as permitted by the Current Investment Advisory Agreement and applicable laws and regulations. In the performance of such duties, INVESCO will, among other things:

o    manage the investment and reinvestment of the assets of the Funds;

o maintain a continuous investment program for each Fund consistent with each Fund's investment policies as set forth in the Company's Registration Statement, and in any prospectus and/or statement of additional information of the Company or any Fund of the Company, and consistent with the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

o determine what securities are to be purchased or sold for the Company and its Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

o provide the Funds with investment analysis and research, reviews of current economic conditions and trends and the consideration of long-range investment policies generally available to the investment advisory customers of INVESCO;

o determine what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by each Fund;

o make recommendations as to the manner in which rights pertaining to each Fund's portfolio securities should be exercised;

o    calculate the net asset value of each Fund as required by the 1940 Act;

o furnish requisite office space, equipment and facilities as may reasonably be requested by each Fund from time to time; and

o maintain each Fund's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the U.S. Securities and Exchange Commission and Company shareholders. Except to the extent assumed by INVESCO under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of each Fund are borne by each Fund.

As compensation for the services provided by INVESCO pursuant to the Current Advisory Agreement, each Fund shall pay to INVESCO an advisory fee computed at the following annual rates: 0.50% of such Fund's average net assets up to $300 million; 0.40% of such Fund's average net assets in excess of $300 million but not more than $500 million; and 0.30% of such Fund's average net assets in excess of $500 million. For the fiscal year ended May 31, 2001, the Cash Reserves Fund paid to INVESCO total advisory fees of $3,434,717(1), the Tax-Free Money Fund paid to INVESCO total advisory fees of $185,192, and the U.S. Government Money Fund paid to INVESCO total advisory fees of $388,163.

The Current Advisory Agreement provides that INVESCO shall not be liable for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Current Advisory Agreement.

The Current Advisory Agreement may be continued from year to year as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. This Agreement may, on 60 days' prior written notice, be terminated as to each Fund without the payment of any penalty by the Directors, by the vote of a majority of the outstanding voting securities of the Fund, or by INVESCO. This Agreement shall immediately terminate in the event of its assignment. In interpreting the provisions of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

AIM, INVESCO and certain of their affiliates, and the advisers and distributors to many other fund complexes, have been named in a class action complaint alleging that certain advisory agreements, distribution plans and distribution agreements are null and void ab initio because they were not approved by directors or trustees who are not interested, the fees payable thereunder are disproportionately large in comparison to the services rendered and the directors and trustees did not exercise reasonable business judgment or act according to state law fiduciary duties in approving and reviewing the implementation and continuation of such agreements. NELSON, ET AL V AIM ADVISORS, INC. ET AL., Case No. 01-282-DRH (S.D. Ill. June 22, 2001). AIM and INVESCO intend to defend all allegations vigorously and believe the complaint is without merit.

_________________

(1) Includes advisory fees with respect to Class A and Class B shares for the period August 25, 2000, commencement of the sale of Class A and Class B shares, through May 31, 2001.

VOTE REQUIRED

Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding shares of the Fund.

             THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
                          UNANIMOUSLY RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 1

PROPOSAL 2: TO ELECT THE DIRECTORS OF INVESCO MONEY MARKET  FUNDS, INC.

The Board has nominated the individuals identified below for election to the Board at the Meeting. The Company currently has thirteen Directors. The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as Independent Directors to fill vacancies on the Board of Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the thirteen Directors to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

All of the Independent Directors (i.e., Directors who are not "interested persons" of the Company, as such term is defined in the 1940 Act) now being proposed for election currently serve as Directors of the Company and have been nominated by the Company's Directors, including all members of the nominating committee. Nine of the thirteen current Directors are Independent Directors.

The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

The nominees for Director, their ages, a description of their principal occupations, the number of Company shares owned by each, and their respective memberships on Board committees are listed in the table below.

--------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE            SHARES OWNED  POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING
                                                COMPANY                         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------

Mark H. Williamson (2)(3)(11)     0             President, Chief Executive      Chief Executive Officer,
4350 South Monaco Street                        Officer and Chairman of the     Managed Products Division,
Denver, Colorado                                Board                           AMVESCAP PLC; Chief Executive
Age: 50                                                                         Officer and Chairman of the
                                                                                Board of INVESCO Funds Group,
                                                                                Inc.; Chief Executive Officer
                                                                                and Chairman of the Board of
                                                                                INVESCO Distributors, Inc.;
                                                                                formerly, President of INVESCO
                                                                                Funds Group, Inc.; formerly
                                                                                President of INVESCO
                                                                                Distributors, Inc.; formerly,
                                                                                President, Chief Operating
                                                                                Officer and Chairman of the
                                                                                Board of INVESCO Global Health
                                                                                Sciences Fund; formerly,
                                                                                Chairman and Chief Executive
                                                                                Officer of NationsBanc
                                                                                Advisors, Inc.; formerly,
                                                                                Chairman of NationsBanc
                                                                                Investments, Inc.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE            SHARES OWNED  POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING
                                                COMPANY                         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Fred A. Deering (1)(2)(7)(8)      440.12        Vice Chairman of the            Formerly, Trustee of INVESCO
1551 Larimer Street #1701                       Board                           Global Health Sciences Fund;
Denver, Colorado                                                                formerly, Chairman of the
Age: 73                                                                         Executive Committee and
                                                                                Chairman of the Board of
                                                                                Security Life of Denver
                                                                                Insurance Company; Director of
                                                                                ING American Holdings Company
                                                                                and First ING Life Insurance
                                                                                Company of New York.
--------------------------------------------------------------------------------------------------------------
Victor L. Andrews, Ph.D.          433.02        Director                        Professor Emeritus, Chairman
(4)(6)(10)(11)                                                                  Emeritus and Chairman of the
34 Seawatch Drive                                                               CFO Roundtable of the
Savannah, Georgia                                                               Department of Finance of
Age:  71                                                                        Georgia State University;
                                                                                President, Andrews Financial
                                                                                Associates, Inc. (consulting
                                                                                firm);  Director of The
                                                                                Sheffield Funds, Inc.;
                                                                                formerly, member of the
                                                                                faculties of the Harvard
                                                                                Business School and the Sloan
                                                                                School of  Management of MIT.
--------------------------------------------------------------------------------------------------------------
Bob R. Baker (2)(4)(5)(9)(10)(11) 447.07        Director                        Consultant (since 2000);
37 Castle Pines Dr., N.                                                         formerly, President and Chief
Castle Rock, Colorado                                                           Executive Officer (1989 to
Age: 65                                                                         2000) of AMC Cancer Research
                                                                                Center, Denver, Colorado;
                                                                                until mid-December 1988, Vice
                                                                                Chairman of the Board of First
                                                                                Columbia Financial Corpora-
                                                                                tion, Englewood, Colorado;
                                                                                formerly, Chairman of the
                                                                                Board and Chief Executive
                                                                                Officer of First Columbia
                                                                                Financial Corporation.
--------------------------------------------------------------------------------------------------------------
Charles W. Brady (3)              0             Director                        Chief Executive Officer and
1315 Peachtree St., N.E.                                                        Chairman of AMVESCAP PLC,
Atlanta, Georgia                                                                London, England and various
Age:  66                                                                        subsidiaries of AMVESCAP PLC;
                                                                                formerly, Trustee of INVESCO
                                                                                Global Health Sciences Fund.
--------------------------------------------------------------------------------------------------------------
Lawrence H. Budner (1)(5)(10)(11) 2,785.98      Director                        Trust Consultant; prior to
7608 Glen Albens Circle                                                         June 1987, Senior Vice
Dallas, Texas                                                                   President and Senior Trust
Age: 71                                                                         Officer of InterFirst Bank,
                                                                                Dallas, Texas.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE            SHARES OWNED  POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING
                                                COMPANY                         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
James T. Bunch (4)(5)(9)          464.17        Director                        Principal and Founder of Green
3600 Republic Plaza                                                             Manning & Bunch Ltd., Denver,
370 Seventeenth Street                                                          Colorado, since August 1988;
Denver, Colorado                                                                Director and Secretary of
Age:  59                                                                        Green Manning & Bunch
                                                                                Securities, Inc., Denver,
                                                                                Colorado, since September
                                                                                1993; Vice President and
                                                                                Director of Western Golf
                                                                                Association and Evans Scholars
                                                                                Foundation; formerly, General
                                                                                Counsel and Director of
                                                                                Boettcher & Co., Denver,
                                                                                Colorado;  formerly, Chairman
                                                                                and Managing Partner of Davis
                                                                                Graham & Stubbs, Denver,
                                                                                Colorado.
--------------------------------------------------------------------------------------------------------------
Raymond R. Cunningham (3)         0             Vice President and              Director, President and Chief
4350 South Monaco Street                        Director                        Operating Officer of INVESCO
Denver, Colorado                                                                Funds Group, Inc.; Director
Age:  50                                                                        and President of INVESCO
                                                                                Distributors, Inc.; formerly,
                                                                                Senior Vice President of
                                                                                INVESCO Funds Group, Inc.;
                                                                                formerly, Senior Vice
                                                                                President of GT Global-
                                                                                North America (1992 - 1998).
--------------------------------------------------------------------------------------------------------------
Wendy L. Gramm, Ph.D. (4)(6)(9)   426.60        Director                        Self-employed (since 1993);
4201 N. Yuma Street, N.W.                                                       Distinguished Senior Fellow
Washington, D.C.                                                                and Director, Regulatory
Age: 56                                                                         Studies Program, Mercatus
                                                                                Center George Mason
                                                                                University, VA; formerly,
                                                                                Chairman, Commodity Futures
                                                                                Trading Commission;
                                                                                Administrator for Information
                                                                                and Regulatory Affairs at the
                                                                                Office of Management and
                                                                                Budget. Also Director of
                                                                                Enron Corporation, IBP, Inc.,
                                                                                State Farm Insurance Company,
                                                                                International Republic
                                                                                Institute, and the Texas
                                                                                Public Policy Foundation;
                                                                                formerly, Director of the
                                                                                Chicago Mercantile Exchange
                                                                                (1994 to 1999), Kinetic
                                                                                Concepts, Inc. (1996 to 1997),
                                                                                and the Independent Women's
                                                                                Forum (1994 to 1999).
--------------------------------------------------------------------------------------------------------------
Richard W. Healey (3)             15,159.48     Director                        Director and Senior Vice
4350 South Monaco Street                                                        President of INVESCO Funds
Denver, Colorado                                                                Group, Inc.; Director and
Age: 47                                                                         Senior Vice President of
                                                                                INVESCO Distributors, Inc.;
                                                                                formerly, Senior Vice
                                                                                President of GT Global-North
                                                                                America (1996 to 1998) and The
                                                                                Boston Company (1993 to 1996).
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE            SHARES OWNED  POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING
                                                COMPANY                         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Gerald J. Lewis (1)(6)(7)         464.17        Director                        Chairman of Lawsuit Resolution
701 "B" Street                                                                  Services, San Diego,
Suite 2100                                                                      California since 1987;
San Diego, California                                                           Director of General Chemical
Age: 68                                                                         Group, Inc., Hampdon, New
                                                                                Hampshire, since 1996;
                                                                                formerly, Associate Justice of
                                                                                the California Court of
                                                                                Appeals; Director of
                                                                                Wheelabrator Technologies,
                                                                                Inc., Fisher Scientific, Inc.,
                                                                                Henley Manufacturing, Inc.,
                                                                                and California Coastal
                                                                                Properties, Inc.; Of Counsel,
                                                                                Latham & Watkins, San Diego,
                                                                                California (1987 to 1997).
--------------------------------------------------------------------------------------------------------------
John W. McIntyre (1)(2)(5)(7)     422.28        Director                        Retired. Formerly, Vice
7 Piedmont Center                                                               Chairman of the Board of
Suite 100                                                                       Directors of The Citizens and
Atlanta, Georgia                                                                Southern Corporation and
Age: 71                                                                         Chairman of the Board and
                                                                                Chief Executive Officer
                                                                                of The Citizens and
                                                                                Southern Georgia Corp. and
                                                                                The Citizens and Southern
                                                                                National Bank; formerly,
                                                                                Trustee of INVESCO Global
                                                                                Health Sciences Fund and
                                                                                Employee's Retirement
                                                                                System of GA, Emory
                                                                                University; Trustee of
                                                                                Gables Residential Trust,
                                                                                and Trustee and Chairman of
                                                                                the J.M. Tull Charitable
                                                                                Foundation; Director of
                                                                                Kaiser Foundation Health
                                                                                Plans of Georgia, Inc.
--------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.                 422.28        Director                        Retired.  Formerly, Chairman
(4)(6)(9)(10)(11)                                                               of the Board (1987 to 1994),
2358 Sunshine Canyon Drive                                                      Chief Executive Officer (1982
Boulder, Colorado                                                               to 1989 and 1993 to 1994) and
Age: 59                                                                         President (1982 to 1989) of
                                                                                Synergen Inc.; Director of
                                                                                Synergen since incorporation
                                                                                in 1982; Director of Isis
                                                                                Pharmaceuticals, Inc.;
                                                                                formerly, Trustee of INVESCO
                                                                                Global Health Sciences Fund.
--------------------------------------------------------------------------------------------------------------

(1)  Member of the audit committee of the Company.
(2) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All of the committee decisions are subsequently submitted for ratification by the board of directors.
(3) These directors are "interested persons" of the Company as defined in the 1940 Act.

(4)  Member of the investment and management liaison committee of the Company.
(5)  Member of the brokerage committee of the Company.
(6)  Member of the derivatives committee of the Company.
(7)  Member of the legal committee of the Company.
(8)  Member of the insurance committee of the Company.
(9)  Member of the nominating committee of the Company.
(10) Member of the compensation committee of the Company.
(11) Member of the retirement plan committee of the Company.

The Board has audit, investment and management liaison, brokerage, nominating, derivatives, legal and insurance committees consisting of Independent Directors, and executive, compensation, retirement plan and valuation committees consisting of Independent Directors and Directors affiliated with INVESCO. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the Company's business, except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The audit committee, consisting of four Independent Directors, meets quarterly with the Company's independent accountants and executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board.

The investment and management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review investment, legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The brokerage committee meets quarterly to review securities transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to brokerage transactions. The committee then reports on these matters to the Board. The nominating committee meets periodically to review and nominate candidates for Independent Director positions on the Board of Directors. The committee then submits selected candidates to the Independent Directors for nomination and selection. If required by the 1940 Act or applicable Maryland law, the nominated candidates are then submitted to shareholders for approval. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board. The legal and insurance committees meet when necessary to review legal and insurance matters of importance to the Board. Each committee then reports on such matters to the Board.

Each Independent Director receives an annual retainer of $64,000 for his or her service to the INVESCO Funds. Additionally, each Independent Director receives $4,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and investment and management liaison committees receive an annual fee of $5,000, the Vice Chairman of the Board receives an annual fee of $17,500, the chairmen of the brokerage and derivatives committees receive an annual fee of $3,000, the chairpersons of the compensation and nominating committees receive an annual fee of $1,500, and the members of the executive committee receive an annual fee of $2,000 for serving in these capacities.

During the past fiscal year, the Board met four times, the audit committee met four times, the investment and management liaison committee met four times, the brokerage committee met three times, the derivatives committee met four times, the compensation committee met four times and the nominating committee met one time. The executive, legal, and insurance committees did not meet. During the Company's last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as Directors and directed that the election of these nominees be submitted to the Funds' shareholders.

The following table sets forth information relating to the compensation paid to Directors during the last fiscal year.

                               COMPENSATION TABLE
                       AMOUNTS PAID DURING THE MOST RECENT
                     FISCAL YEAR BY THE COMPANY TO DIRECTORS

------------------------------------------------------------------------------------------
Name of Person,             Aggregate        Pension or        Estimated            Total
Position                 Compensation        Retirement  Annual Benefits     Compensation
                             from the  Benefits Accrued             Upon      from the 47
                           Company(1)    as Part of the    Retirement(3)     Funds in the
                                              Company's                           INVESCO
                                            Expenses(2)                     Complex(1)(6)
------------------------------------------------------------------------------------------

FRED A. DEERING,               $4,358            $1,827             $705         $116,000
Vice Chairman of the
Board and Director

DR. VICTOR L.                   4,339             1,682              816           99,700
ANDREWS,
Director

BOB R. BAKER,                   4,394             1,446            1,093          102,700
Director

LAWRENCE H. BUDNER,             4,300             1,682              816           98,700
Director

JAMES T. BUNCH,                 4,171                 0                0           92,350
Director

DANIEL D. CHABRIS(7),               0             1,532              705           43,000
Retired

DR. WENDY L. GRAMM,             4,247                 0                0           94,850
Director

KENNETH T. KING(7),                 0             1,744              705           46,000
Retired

GERALD J. LEWIS,                4,170                 0                0           95,350
Director

JOHN W. MCINTYRE,               4,326               981              816          117,050
Director

DR. LARRY SOLL,                 4,315                 0                0          111,900
Director
------------------------------------------------------------------------------------------
Total                         $38,620           $10,894           $5,656       $1,017,600
==========================================================================================
As a Percentage of
Net Assets                 0.0032%(4)        0.0009%(4)                       0.0035% (5)
==========================================================================================

(1) The Vice Chairman of the Board, the chairmen of the audit, investment and management liaison, nominating, derivatives, brokerage and compensation committees, and Independent Director members of the committees of the Company receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents benefits accrued with respect to the Retirement Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon a director's retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.
(4)Total as a percentage of the Company's net assets as of May 31, 2001.

(5)Total as a percentage of the net assets of the INVESCO Complex as of November 30, 2001.

(6)"INVESCO Complex" means the 9 investment companies and 47 separate portfolios thereof which comprise the INVESCO family of mutual funds.
(7) Mr. Chabris retired as a director on September 30, 1998. Mr. King retired as a director on December 31, 1999.

The Company pays its Independent Directors, Board Vice Chairman, committee chairmen and committee members the fees described above. The Company also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Mark H. Williamson, Raymond R. Cunningham and Richard W. Healey, as "interested persons" of the Company and of the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, but do not receive any directors' fees or other compensation from the Company or the other INVESCO Funds for their services as officers and/or directors.

The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that the Company's general investment policies and programs are adhered to and that the Company is properly administered. The officers of the Company, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Company and the Funds. INVESCO has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds, each of which contains a number of separate series
Funds: INVESCO Bond Funds, Inc.; INVESCO Combination Stock & Bond Funds, Inc.; INVESCO Counselor Series Funds, Inc.; INVESCO International Funds, Inc.; INVESCO Treasurer's Series Funds, Inc.; INVESCO Sector Funds, Inc.; INVESCO Stock Funds, Inc.; and INVESCO Variable Investment Funds, Inc., with the exception of Mr. Brady, who is not a director or officer of INVESCO Counselor Series Funds, Inc.

The Boards of the INVESCO Funds have adopted a Retirement Plan (the "Plan") for the Independent Directors of the Funds. Under the Plan, each director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive a retirement benefit. Commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72 and commencing with the date of retirement of a Qualified Director who retires prior to reaching age 72 and commencing with the date of retirement of a Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or age 73 or 74, if the Director extends his retirement date for one or two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Qualified Director's life or ten years, whichever is longer. If a Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant.

The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Mr. King was entitled to receive 100% of such annual retainer and board meeting fees in 2000. Annual payments made to Messrs. Chabris and King exceed $34,000 per year. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund in addition to any Fund shares that the director may own directly or beneficially.

VOTE REQUIRED

Election of each nominee as a director of the Company requires a plurality of the votes cast at the Meeting in person or by proxy for the director individually or for the slate of directors.

             THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 2

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ("PWC"), 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Funds and the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

This firm has no direct financial interest or material indirect financial interest in the Funds, the Company or INVESCO. Representatives of PWC are not expected to attend the Meeting.

PWC provided the following audit services to the Company for the fiscal year ended May 31, 2001.

o audit of annual financial statements
o preparation of the Funds' federal and state income tax returns
o preparation of the Funds' federal excise tax returns
o consultation with the Funds' audit committee
o routine consultation on financial accounting and reporting matters.

The Board of Directors authorized all services performed by PWC. In addition, the audit committee of the Fund, consisting of four Independent Directors, meets periodically with PWC to review accounting and reporting requirements, and review the scope of services to be provided by PWC and consider the effect, if any, that performance of any non-audit services might have on audit independence. The audit committee considered the non-audit services provided by PWC to the Company and INVESCO, as contained in the following table, and concluded that the provision of such non-audit services to the Company and INVESCO is compatible with maintaining PWC's audit independence.

In the fiscal year ended May 31, 2001, the Company and INVESCO paid PWC for audit and other services as follows:

--------------------------------------------------------------------------------
                           INVESCO MONEY MARKET               INVESCO
                           FUNDS, INC.
--------------------------------------------------------------------------------
AUDIT FEES                           $47,200(1)                    $0

FINANCIAL SYSTEMS DESIGN                     $0                    $0

AND IMPLEMENTATION

OTHER FEES

    Press Releases                           $0                    $0

    Tax Work                          $8,038(1)               $16,575

    Various                              $3,156         $1,019,355(2)

TOTAL                                   $58,394            $1,035,930
--------------------------------------------------------------------------------


_______________________

(1) Billings for the annual audits and tax returns for the additional Companies in the INVESCO Complex totaled $882,200
(2) Includes non-customary services associated with the systems design and implementation of the CRM Sales Reporting Program in the amount of $895,500.15.

                         INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

INVESCO, a Delaware corporation, serves as the Funds' investment adviser and provides other services to the Funds. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(2) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 4350 South Monaco Street, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 9 open-end investment companies having aggregate net assets of approximately $29 billion as of November 30, 2001.

The principal executive officers and directors of INVESCO and their principal occupations are:

Mark H. Williamson, Chairman of the Board, and Chief Executive Officer, also Chairman of the Board and Chief Executive Officer of IDI; Timothy J. Miller, Chief Investment Officer, Director and Senior Vice President, also Director of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also Director, Senior Vice President and Treasurer of IDI; Raymond R. Cunningham, Director and President, also Director and President of IDI; Richard W. Healey, Director and Senior Vice President, also Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI; William J. Galvin Jr., Director, Senior Vice President, and Assistant Secretary, also Director, Senior Vice President and Assistant Secretary of IDI.

The address of each of the foregoing officers and directors is 4350 South Monaco Street, Denver, Colorado 80237.

ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company and the Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended May 31, 2001, the Cash Reserves Fund paid INVESCO total compensation of $405,207 for administrative services(3), the Tax-Free Money Fund paid INVESCO total compensation of $26,667 for administrative services, and the U.S. Government Money Fund paid INVESCO total compensation of $44,935 for administrative services. The Administrative Services Agreement will remain in effect if the Proposed Sub-Advisory Agreement is approved by shareholders.

_________________

(2) The  intermediary  companies  between  INAH and AMVESCAP PLC are as follows:
AVZ, Inc. and AMVESCAP Group Services, Inc., each of which is wholly owned by its immediate parent.

(3) Includes administrative services fees with respect to Class A and Class B shares for the period August 25, 2000, commencement of the sale of Class A and Class B shares, through May 31, 2001.

TRANSFER AGENCY AGREEMENT

INVESCO serves as the Funds' transfer agent and dividend disbursing agent. During the fiscal year ended May 31, 2001, the Cash Reserves Fund paid INVESCO total compensation of $3,289,341 for transfer agency services(4), the Tax-Free Money Fund paid INVESCO total compensation of $121,077 for transfer agency services, and the U.S. Government Money Fund paid INVESCO total compensation of $331,882 for transfer agency services. INVESCO will continue to act as the Funds' transfer agent and dividend disbursing agent if the Proposed Sub-Advisory Agreement is approved by shareholders.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

The Funds and the Company do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of INVESCO Money Market Funds, Inc., 4350 South Monaco Street, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this meeting.

                                    By Order of the Board of Directors



                                    /s/ Glen A. Payne
                                    -----------------
                                    Glen A. Payne



__________________

(4) Includes transfer agency fees with respect to Class A and Class B shares for the period August 25, 2000, commencement of the sale of Class A and Class B shares, through May 31, 2001.

                                   APPENDIX A
                         FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made this _____ day of _________________, 2002, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and A I M Capital Management, a Texas corporation ("the Sub-Adviser").

                                   WITNESSETH:

     WHEREAS, INVESCO Money Market Funds, Inc. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each series representing an interest in a separate portfolio of investments, such series being designated the INVESCO Cash Reserves Fund, the INVESCO U.S. Government Money Fund, and the INVESCO Tax-Free Money Fund (the "Funds"); and

     WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

     WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

     WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                    ARTICLE I

                            DUTIES OF THE SUB-ADVISER

     INVESCO hereby employs the Sub-Adviser to act as investment sub-adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The
Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     The Sub-Adviser hereby agrees to manage the investment operations of the Funds, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

          (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

          (b) to maintain a continuous investment program for the Funds, consistent with (i) the Funds' investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

          (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

          (d) to provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

          (e) to determine what portion of the Funds should be invested in the various types of securities authorized for purchase by the Funds; and

          (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

     With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Funds to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. The Sub-Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of brokers/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Funds of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

     The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                   ARTICLE III

                         COMPENSATION OF THE SUB-ADVISER

     For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser an annual fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund, of 40% of the investment advisory fee retained by INVESCO after each Fund's expenses have been paid by INVESCO under the terms of the Investment Advisory Agreement or Fund prospectus (or equivalent documents). For the purpose of determining the fee payable to the Sub-Adviser, it shall be made by a valuation in accordance with the Funds' procedures for calculating the investment advisory fee payable to INVESCO in the manner specified in the relevant INVESCO Investment Advisory Agreement or Fund prospectuses (or equivalent documents). However, no such fee shall be paid to the Sub Adviser with respect to any assets of the Funds which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                   ARTICLE IV

                     LIMITATION OF LIABILITY OF SUB-ADVISER

     The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Adviser" shall include any affiliates of the Sub-Adviser performing services contemplated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                    ARTICLE V

                          ACTIVITIES OF THE SUB-ADVISER

     The services of the Sub-Adviser to the Funds are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                   ARTICLE VI

                     AVOIDANCE OF INCONSISTENT POSITIONS AND
                         COMPLIANCE WITH APPLICABLE LAWS

     In connection with purchases or sales of securities for the investment portfolios of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Funds, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of a Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of this Agreement, or of the continuation hereof, by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Fund.

     This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO; the Funds by vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of the Funds; or, with respect to a particular Fund, by a majority of the outstanding voting securities of that Fund, as the case may be; or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

     The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

     Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

     No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law). In the event of the disapproval of an amendment of this Agreement by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of the amendment by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly amended as to such other Fund.

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

     In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE XI

                                  MISCELLANEOUS

     NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

   SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

     HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    INVESCO FUNDS GROUP, INC.

                                    By:
                                          -------------------------
                                          Raymond R. Cunningham
                                          President

ATTEST:


--------------------------
Glen A. Payne
Secretary

                                    AIM Capital Management


                                    By:
                                          -------------------------

                                               President

ATTEST:
---------------------------

PROXY CARD                  INVESCO Money Market Funds, Inc.          PROXY CARD
                               [FUND NAME DROP IN]
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 19, 2002

This proxy is being  solicited  on behalf of the Board of  Directors  of INVESCO
Money Market Funds, Inc. (the "Company"). The undersigned hereby appoints as proxies Glen A. Payne, Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held at 1:00 p.m., Mountain Standard Time, on February 19, 2002 at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company, with discretionary power to vote upon such other business as may properly come before the Meeting.

                    VOTE VIA FACSIMILE: 1-888-796-9932
                    VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                    VOTE VIA THE TELEPHONE: 1-800-597-7836
                    ____________________________________________________________
                    CONTROL NUMBER:  999 9999  9999  999
                    ____________________________________________________________

                    NOTE: Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                    ____________________________________________________________
                    Signature

                    ____________________________________________________________
                    Signature (Joint Owners)

                    ____________________________________________________________
                    Date                                              12171_INVa

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                        INVESCO MONEY MARKET FUNDS, INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE: [ ]

VOTE ON PROPOSALS

                                                           FOR  AGAINST ABSTAIN
1.   To approve a new  sub-advisory  agreement  between    [ ]     [ ]    [ ]
     INVESCO Funds Group, Inc.  ("INVESCO")  and  A I M
     Capital  Management,  Inc.("AIM").


VOTE ON DIRECTORS
                                                           FOR  WITHHOLD FOR ALL
2.   Election of the Company's Board of Directors:         ALL     ALL   EXCEPT
     01  Mark H. Williamson     02  Fred A. Deering        [ ]     [ ]     [ ]
     03  Dr. Victor L. Andrews  04  Bob R. Baker
     05  Charles W. Brady       06  Lawrence H. Budner
     07  James T. Bunch         08  Raymond R. Cunningham
     09  Dr. Wendy L. Gramm     10  Richard W. Healey
     11  Gerald J. Lewis        12  John W. McIntyre
     13  Dr. Larry Soll

   To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


_____________________________________________________________

                                                                      12171_INVa

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.